UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2004
Date of Report (Date of earliest event reported)

ESPEY MFG & ELECTRONICS CORP.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-4383 (Commission File Number)	14-1387171 (I.R.S. Employer Identification No.)

233 Ballston Avenue, Saratoga Springs, New York 12866
(Address of principal executive offices) (Zip Code)

         (Registrant’s telephone number, including area code): (518) 584-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective October 31, 2004, the Company’s Assistant Treasurer and Principal Accounting Officer, Garry Jones, retired. Mr. Jones pursuant to the attached contract became a non-executive officer of the Company for a period of 27 months.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No. 99.1	Document Non-executive Officer Contract

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPEY MFG. & ELECTRONICS CORP. /s/ David A. O'Neil David A. O'Neil, Treasurer and Principal Financial Officer

Dated: October, 29 2004